GREAT AMERICAN RESERVE INSURANCE COMPANY
                               A Conseco Company





                    Great American Reserve Variable Annuity
                                   Account C
                              Conseco Series Trust






                               December 31, 1995
                        ANNUAL REPORT TO CONTRACT OWNERS



                        ANNUAL REPORT TO CONTRACT OWNERS

                               TABLE OF CONTENTS

                               December 31, 1995



GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C                         PAGE
Statement of Assets and Liabilities as of December 31, 1995..............   1
Statements of Operations for the Years Ended December 31, 1995 and 1994..   4
Statements of Changes in Net Assets for the Years Ended December 31, 1995
   and 1994 .............................................................   4
Notes to Financial Statements............................................   5
Report of Independent Accountants........................................   7
CONSECO CAPITAL MANAGEMENT, INC.
Report from the President................................................   8
Report from the Asset Allocation Portfolio Adviser.......................   8
Report from the Common Stock Portfolio Adviser...........................   9
Report from the Corporate Bond Portfolio Adviser.........................  10
Report from the Government Securities Portfolio Adviser..................  10
Report from the Money Market Portfolio Adviser...........................  11
CONSECO SERIES TRUST
Statement of Assets and Liabilities as of December 31, 1995..............  12
Statement of Operations for the Year Ended December 31, 1995.............  13
Statements of Changes in Net Assets for the Years Ended December 31, 1995
and 1994.................................................................  14
Statements of Investments in Securities as of December 31, 1995:
   Asset Allocation Portfolio ...........................................  16
   Common Stock Portfolio ...............................................  18
   Corporate Bond Portfolio .............................................  20
   Government Securities Portfolio ......................................  22
   Money Market Portfolio ...............................................  23
Notes to Financial Statements............................................  24
Report of Independent Accountants........................................  31

                    GREAT AMERICAN RESERVE VARIABLE ANNUITY
                                   ACCOUNT C
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995
                                    Assets:
  Investments in portfolio shares, at net asset value (Note 2):
    The Alger American Fund:
       Leveraged AllCap Portfolio, 3,912.1 shares, (cost - $68,217) .....................   $     68,188
       Small Capitalization Portfolio, 13,070.9 shares, (cost - $537,112) ...............        515,124

    Conseco Series Trust:
       Asset Allocation Portfolio, 554,130.2 shares, (cost - $6,496,449) ................      6,866,012
       Common Stock Portfolio, 5,462,713.3 shares, (cost - $93,652,546) .................    102,940,214
       Corporate Bond Portfolio, 1,540,149.4 shares, (cost - $15,355,254) ...............     15,629,186
       Government Securities Portfolio, 39,486.1 shares, (cost - $461,752) ..............        488,716
       Money Market Portfolio, 3,843,621.0 shares, (cost - $3,843,621) ..................      3,843,621

    Dreyfus Stock Index Fund, 37,938.1 shares, (cost - $624,068) ........................        652,535

    The Dreyfus Socially Responsible Growth Fund, Inc., 1,887.8 shares, (cost - $31,747)          32,677

    Federated Investors Insurance Management Series:
       Corporate Bond Fund, 128.8 shares, (cost - $1,252) ...............................          1,261
       International Stock Fund, 933.9 shares, (cost - $9,534) ..........................          9,666
       Utility Fund, 5,430.5 shares, (cost - $56,022) ...................................         59,899

    The Janus Aspen Series:
       Aggressive Growth Portfolio, 29,626.4 shares, (cost - $479,882) ..................        506,019
       Growth Portfolio, 12,562.6 shares, (cost - $163,052) .............................        168,967
       Worldwide Growth Portfolio, 18,321.5 shares, (cost - $267,517) ...................        280,502

    The Van Eck Worldwide Insurance Trust:
       Gold and Natural Resources Fund, 2,041.1 shares, (cost - $29,599) ................         29,433
       Worldwide Bond Fund, 552.8 shares, (cost - $6,082) ...............................          6,159
       Worldwide Hard Assets Fund, 4,894.5 shares, (cost - $48,797) .....................         51,784

         Total assets  ..................................................................    132,149,963
Liabilities:
  Amounts due to Great American Reserve Insurance Company  ..............................         56,458
         Net assets (Note 6) ............................................................   $132,093,505

The accompanying notes are an integral part of these financial statements.

                                              GREAT AMERICAN RESERVE VARIABLE ANNUITY
                                                             ACCOUNT C
                                         STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                                         December 31, 1995
                                                                     UNITS     UNIT VALUE
Net assets attributable to:
  Contract owners' deferred annuity reserves:
    The Alger American Fund:
       Leveraged AllCap Portfolio .............................    48,284.0     $1.411177   $     68,137
       Small Capitalization Portfolio .........................   421,326.2      1.221763        514,761

    Conseco Series Trust:
       Asset Allocation Portfolio ............................. 5,007,681.5      1.370019      6,860,618
       Common Stock Portfolio
         Qualified  ........................................... 7,950,068.4     12.447985     98,962,334
         Nonqualified .........................................   286,775.2      9.853637      2,825,778
       Corporate Bond Portfolio
         Qualified  ........................................... 3,072,606.9      4.789548     14,716,399
         Nonqualified .........................................   179,683.9      4.601907        826,888
       Government Securities Portfolio ........................   422,358.6      1.156290        488,369
       Money Market Portfolio
         Qualified  ........................................... 1,534,699.8      2.496112      3,830,783
         Nonqualified  ........................................     3,929.1      2.496111          9,808

    Dreyfus Stock Index Fund ..................................   561,967.3      1.160310        652,056

    The Dreyfus Socially Responsible Growth Fund, Inc. ........    27,728.1      1.177597         32,653

    Federated Investors Insurance Management Series:
       Corporate Bond Fund ....................................     1,177.9      1.069592          1,260
       International Stock Fund ...............................     9,399.0      1.027977          9,662
       Utility Fund ...........................................    53,188.7      1.125258         59,851

The accompanying notes are an integral part of these financial statements.

                                              GREAT AMERICAN RESERVE VARIABLE ANNUITY
                                                             ACCOUNT C
                                         STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                                         December 31, 1995
                                                                    UNITS      UNIT VALUE
Net assets attributable to:
  Contract owners' deferred annuity reserves:
    The Janus Aspen Series:
       Aggressive Growth Portfolio ............................   398,348.3     $1.269335   $    505,637
       Growth Portfolio .......................................   144,293.3      1.170177        168,849
       Worldwide Growth Portfolio .............................   230,888.7      1.214018        280,303

    The Van Eck Worldwide Insurance Trust:
       Gold and Natural Resources Fund ........................    27,240.4      1.079662         29,411
       Worldwide Bond Fund ....................................     6,030.2      1.020520          6,154
       Worldwide Hard Assets Fund .............................    49,191.1      1.051875         51,743
            Net assets attributable to contract owners' deferred annuity reserves........    130,901,454

  Contract owners' annuity payment reserves:
    Conseco Series Trust:
       Common Stock Portfolio
         Qualified  .....................................................................      1,100,332
         Nonqualified  ..................................................................         15,188
       Corporate Bond Portfolio
         Qualified ......................................................................         76,531
            Net assets attributable to contract owners' annuity payment reserves.........      1,192,051

            Net assets ..................................................................   $132,093,505

The accompanying notes are an integral part of these financial statements.

                                              GREAT AMERICAN RESERVE VARIABLE ANNUITY
                                                             ACCOUNT C
                                                      STATEMENTS OF OPERATIONS
                                           For the Years Ended December 31, 1995 and 1994
                                                                                 1995            1994
Investment income:
  Dividends from investments in portfolio shares. .....................     $ 19,391,277    $  2,401,142

Expenses:
  Mortality and expense risk fees .....................................          764,864         580,978
    Net investment income .............................................       18,626,413       1,820,164

Net realized gain (loss) and unrealized appreciation (depreciation) on investments:
  Net realized gain (loss) on sale of investments in portfolio shares .          266,507        (95,306)
  Net change in unrealized appreciation (depreciation) of investments in
    portfolio shares ..................................................       10,798,864     (1,093,909)
    Net gain (loss) on investments in portfolio shares ................       11,065,371     (1,189,215)

       Net increase in net assets from operations .....................     $ 29,691,784    $    630,949


                                              GREAT AMERICAN RESERVE VARIABLE ANNUITY
                                                             ACCOUNT C
                                                STATEMENTS OF CHANGES IN NET ASSETS

                                           For the Years Ended December 31, 1995 and 1994
                                                                                 1995            1994
Changes from operations:
  Net investment income ...............................................     $ 18,626,413    $  1,820,164
  Net realized gain (loss) on sale of investments .....................          266,507        (95,306)
  Net change in unrealized appreciation (depreciation) of investments .       10,798,864     (1,093,909)
    Net increase in net assets from operations ........................       29,691,784         630,949

Changes from principal transactions:
  Net contract purchase payments ......................................       16,741,302      18,176,866
  Contract redemptions. ...............................................       (5,842,499)    (4,116,854)
  Net transfers to fixed account ......................................         (206,225)    (2,881,816)

    Net increase in net assets from principal transactions. ...........       10,692,578      11,178,196
       Net increase in net assets .....................................       40,384,362      11,809,145
Net assets, beginning of year..........................................       91,709,143      79,899,998

Net assets, end of year (Note 6).......................................     $132,093,505    $ 91,709,143

The accompanying notes are an integral part of these financial statements.

                   GREAT AMERICAN RESERVE VARIABLE ANNUITY
                                  ACCOUNT C
                        NOTES TO FINANCIAL STATEMENTS

(1) GENERAL
  Great American Reserve Variable Annuity Account C (``Account C'') was established in 1980 as a segregated investment account for individual and group variable annuity contracts which are registered under the Securities Act of 1933. Account C is registered under the Investment Company Act of 1940, as amended (the `Act''), as a unit investment trust. Account C was originally registered with the U.S. Securities and Exchange Commission as a diversified open-end management investment company under the Act. Effective May 1, 1993, Acount C was restructured into a single unit investment trust which invested solely in shares of the portfolios of the Conseco Series Trust, a diversified open-end management investment company.
  The operations of Account C are included in the operations of Great American Reserve Insurance Company (the `Company'') pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.
  On June 1, 1995, the following investment options were available:
THE ALGER AMERICAN FUND
  Leveraged AllCap Portfolio
  Small Capitalization Portfolio
THE CONSECO SERIES TRUST
  Asset Allocation Portfolio
  Common Stock Portfolio
  Corporate Bond Portfolio
  Government Securities Portfolio
  Money Market Portfolio
DREYFUS STOCK INDEX FUND
THE DREYFUS SOCIALLY RESPONSIBLE
   GROWTH FUND, INC.
FEDERATED INVESTORS INSURANCE
   MANAGEMENT SERIES
  Corporate Bond Fund (High Yield)
  International Stock Fund
  Utility Fund
THE JANUS ASPEN SERIES
  Aggressive Growth Portfolio
  Growth Portfolio
  Worldwide Growth Portfolio

  THE VAN ECK WORLDWIDE INSURANCE TRUST
  Gold and Natural Resources Fund
  Worldwide Bond Fund
  Worldwide Hard Assets Fund
(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT VALUATION, TRANSACTIONS
AND INCOME
  Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, with the exception of regional business holidays. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. Account C does not hold any investments which are restricted as to resale.
  Net investment income and net realized gain (loss) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of Account C as of the beginning of the valuation date.
FEDERAL INCOME TAXES
  No provision for federal income taxes has been made in the accompanying financial statements because the operations of Account C are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in Account C and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.
ANNUITY RESERVES
  Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gain (loss) and unrealized appreciation (depreciation) on investments.
  Annuity payment reserves for contracts under which contract owners are receiving periodic retirement payments are computed according to the Progressive Annuity Mortality Table. The assumed net investment rate is equal to the assumed rate of accumulation. The annuity unit values for periodic retirement payments were as shown below.

                    December 31, December 31,
                        1995        1994

Conseco Series Trust:
  Common Stock
    Qualified........    $4.163     $3.188
    Nonqualified.....    $3.854     $2.951
  Corporate Bond
    Qualified........    $4.580     $4.039


(3) PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES
  The aggregate cost of purchases and proceeds from sales of investments in portfolio shares for the year ended December 31, 1995 were $35,364,218 and $5,577,299, respectively.
(4) DEDUCTIONS AND EXPENSES
  Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by mortality or expense experience because the Company assumes the mortality and expense risks under the contracts.
  The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.
  The expense risk assumed by the Company is the risk that the deductions for sales and administrative expenses may prove insufficient to cover the actual sales and administrative expenses.
  The Company deducts daily from Account C a fee, which is equal on an annual basis to 1.00 percent of the daily value of the total investments of Account C, for assuming the mortality and expense risks except for the Conseco Series Trust Common Stock, Corporate Bond and Money Market portfolios which are 0.64%, 0.74% and 0.99%, respectively. These fees were $764,864 and $580,978 for the years ended December 31, 1995 and 1994, respectively.
  Pursuant to an agreement between Account C and the Company (which may be terminated by the Company), the Company provides sales and administrative services to Account C, as well as a minimum death benefit prior to retirement for certain contracts. Under individual contracts and group deferred compensation contracts, the Company may deduct a percentage of amounts surrendered to cover sales expenses. The percentage varies up to 8.00 percent based on the type of contract and the number of years the contract has been outstanding. In addition, the Company deducts units from certain contracts annually and upon full surrender to cover an administrative fee of $15, $20, or $25.
  Under group contracts no longer being sold, the Company deducts a percentage of the renewal contract purchase payments to cover sales and administrative expenses and the minimum death benefit prior to retirement of the contract owners.
  Sales and administrative charges were $75,162 and $78,399 for the years ended December 31, 1995 and 1994, respectively.
(5) OTHER TRANSACTIONS WITH AFFILIATES
  GARCO Equity Sales, Inc., an affiliate of the Company, is the principal underwriter and performs all variable annuity sales functions on behalf of the Company.


(6) NET ASSETS

  Net assets consisted of the following at December 31, 1995:
Proceeds from the sales of units
  since organization, less cost
  of units redeemed ..................   $   48,439,237
Undistributed net investment income...       41,406,560
Undistributed net realized gains
  on sales of investments ............       32,230,246
Net unrealized appreciation
  of investments .....................       10,017,462
    Net assets .......................   $  132,093,505

REPORT OF INDEPENDENT ACCOUNTANTS



  TO THE BOARD OF DIRECTORS OF GREAT AMERICAN RESERVE INSURANCE COMPANY AND
        CONTRACT OWNERS OF GREAT AMERICAN RESERVE VARIABLE ACCOUNT C

  We have audited the accompanying statement of assets and liabilities of Great American Reserve Variable Annuity Account C as of December 31, 1995, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of portfolio shares owned at December 31, 1995 by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great American Reserve Variable Annuity Account C as of December 31, 1995, and the results of its operations and changes in net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

  Coopers & Lybrand L.L.P.
  Indianapolis, Indiana
  February 16, 1996





                      CONSECO CAPITAL MANAGEMENT, INC.

                          REPORT FROM THE PRESIDENT
Dear Contract Owner:
  I am pleased to report on the performance of the Conseco Series Trust for Great American Reserve Account C for 1995. The table below summarizes the performance for each portfolio. Performance is measured by the percentage change in unit values, net of all mortality and expense charges, for the year ended 1995, and the average total return for the same period for all variable annuities of a similar type measured by Morningstar, Inc., an independent publisher of investment performance information.

                                     MORNINGSTAR
                       YEAR ENDED     YEAR ENDED
                      DECEMBER 31,   DECEMBER 31,
PORTFOLIO                 1995         1995 (1)

Asset Allocation.......   30.19%        22.17%
Common Stock...........   35.44%        31.10%
Corporate Bond.........   17.38%        16.44%
Government Securities..   16.18%        15.83%
Money Market...........    4.57%         4.34%

Note: Past performance is not indicative of future results.
(1)Average Accumulation Unit Value Total Return for each respective peer group from Morningstar Variable Annuity/Life Performance Report through 12/31/95.


  Although each portfolio again ranks highly within its peer group as measured by Morningstar, it is the long term performance which is important. We believe it is through consistent, long term performance that we can provide you, the contract owner, with the investment options you need to build wealth given your individual risk tolerance.
  Financial assets provided for some of the best returns during 1995. The stock market, measured by the Standard & Poor's 500 returned 37.5% for the year while the long U.S. Treasury bond returned 34.2%, its third best return ever. This past year's performance was unusual for two reasons: first, for both stocks and bonds to produce returns of this magnitude in the same year does not occur often in one's lifetime and second, it occurred after four years of economic growth, not a recession.
  In actuality, 1995's economic figures, like 1994, were as innocuous as they come-growth and inflation were around 2.5 percent. We expect the economy will record weak growth in early 1996 because of the harsh winter throughout the country and the lagged effect of the government shutdowns. However, the dip should prove temporary and growth should improve as a consequence of the booming financial markets in 1995 and the shift to a less restrictive monetary policy since July. The key short-term risk is whether the budget gridlock will continue to erode confidence, which remains near cyclical highs, thereby extending the soft economic environment.
  Looking ahead in 1996, Conseco Capital Management will continue to seek out investment opportunities which provide a competitive investment return for your variable annuity.
Sincerely,


Maxwell E. Bublitz
President





REPORT FROM THE ASSET ALLOCATION PORTFOLIO ADVISORS

  The objective of the Conseco Series Trust Asset Allocation portfolio is to produce a high level of total return through the use of various asset classes including equity and fixed income securities as well as short term investments. The fixed income portion of the portfolio is managed with a strategy designed to achieve a high current income and provide a measure of stability to the overall portfolio. This is accomplished through investments in both investment grade and high yield bonds. The equity portion of the portfolio seeks to invest in premium growth companies with below average valuations.
  Both equities and fixed income securities turned in impressive returns for 1995 and the performance of the portfolio reflected these gains in the markets. Generally, through the year we have maintained an allocation of 60% equities and 40% bonds; however, we have let cash accumulate through the last quarter of the year given the market rally in both stocks and bonds.
  In the equity portion of the portfolio, we remained focused upon finding companies that exhibit long-term prospects for above-average earnings growth. We maintained our bullish stance toward energy with heavy weightings in names like Halliburton and Noble Drilling. Consumer staples were prominent in our portfolio with a large holding in Philip Morris. During the year, bullish sentiment continued to remain at high levels despite downward earnings per share revisions by Wall Street analysts, reaching 60% by mid December. This brought about an increasing level of selectivity as investors justified higher valuations for a smaller group of large, blue chip stocks. This narrow focus led to a rally which left over 60% of the Standard & Poor's 500 stocks lagging the index. We look ahead to 1996 with a slightly more positive posture. The markets should be held in check, particularly with the help of an accommodating Federal Reserve Board in the midst of a Presidential election year. However, we see more opportunity in the mid- and small-cap sectors of the market rather than the broader indices. We continue to have a slightly more positive bias towards energy, selected financials and technology
  The fixed income portion of the portfolio continues to emphasize investments in undervalued securities across all quality spectrums. With our investment philosophy deeply rooted in security selection, we are investing in those securities which our research analysts believe are undervalued. Issuers in which we invested during the year included: News America Holdings, Coastal Corp., and USG Corp.
  We do not expect to see the impressive returns of financial assets in 1995 repeated in 1996. Thus, we expect to alter the asset mix as security valuations change.



Gregory J. Hahn, CFA   Thomas J. Pence
Senior Vice President  Second Vice President
Portfolio Manager      Portfolio Manager


REPORT FROM THE COMMON STOCK PORTFOLIO ADVISOR

  In the second half of 1995 the market continued to make strong gains on top of those in the early part of the year. What was obvious, however, was the change in leadership as we entered the fall. As technology took a well deserved breather in the face of weaker earnings sentiment and the fear of a recession, the market favored financials, consumer staples, and healthcare as leaders. Bullish sentiment continued to remain at high levels despite downward earnings per share revisions by Wall Street analysts, reaching 60% by mid December. This brought about an increasing level of selectivity as investors justified higher valuations for a smaller group of large, blue chip stocks. This narrow focus led to a rally which left over 60% of the Standard & Poor's 500 (S&P) stocks lagging the index. What is even more telling is that a majority of the S&P returns can be attributed to the appreciation of a mere 22 stocks.
  Over the period the S&P returned 14.42% on top of an even better first half. Gains were concentrated in financials, utilities, and consumer staples. The final three months of the period showed continued gains in consumer staples with the emergence of leadership in capital goods. Technology lagged the index with semiconductors selling off sharply in the last three months, nearly wiping out gains achieved earlier in the year.
  We continued to stay focused upon finding companies that exhibit longer-term prospects for above average earnings growth. We maintained our bullish stance toward energy with heavy weightings in names like Halliburton and Noble Drilling. Consumer staples were prominent in our portfolio with a large holding in Philip Morris. Communications equipment continued to have a strong weighting in the portfolio as the demand for communications infrastructure continues its strong growth, particularly internationally. Nokia Corporation, Network General, and Brightpoint Inc. highlighted this focus. In the financials, our holdings included First Union Corporation and Franklin Resources.
  We look ahead to 1996 with a slightly more positive posture. The markets should be held in check, particularly with the help of an accommodating Fed in the midst of a Presidential election year. However, we see more opportunity in the mid- and small-cap sectors of the market rather than the broader indices. In fact, with record levels of bullishness in early January, a 5-10% correction in the Dow Jones Industrial Average and S&P would not surprise us. Such a drop would be healthy and would likely create even more opportunities. We continue to have a slightly more positive bias towards energy, selected financials and technology.



Thomas J. Pence
Second Vice President
Portfolio Manager


REPORT FROM THE CORPORATE BOND PORTFOLIO ADVISOR

  By most measures, the fixed income market in 1995 provided some of the best returns for bond investors. The long U.S. treasury bond, for example, provided a return of 34.2% for the year which was only surpassed in 1985 (34.3%) and 1982 (40.9%). Long maturity bonds, such as long U.S. Treasuries and corporates provided the best returns, while short duration securities like Treasury bills and asset-backed securities provided lower returns.
  As in past years, we have consistently implemented a strategy throughout 1995 which emphasizes individual security selection and thorough, independent research. Since we do not try to anticipate changes in the direction of interest rates, we strive to add incremental return to the fund through assessing a security's relative value and investing in those securities which we consider undervalued. Nac Re Corporation and First National Bank of Omaha are two examples of the type of bond in which we like to invest. Nac Re Corporation is an insurance company which specializes in the assumption of risk from other insurance companies. Given its strong balance sheet, solid management and earnings potential, we like the current prospects of the company. Similarly, the First National Bank of Omaha has strong market share and a respected management team which has guided the bank to a strong level of profitability with conservative lending practices.
  With the strong performance of the bond market in 1995, we are a bit cautious on the market in 1996. The current level of interest rates has assumed a lot of good news and volatility may increase especially if a budget accord is not reached or the economy unexpectedly shows signs of strength. Also, an increase in the supply of debt to finance the recent pickup in mergers and acquisitions (McDonnell Douglas/Lockheed, Time Warner/Turner Broadcasting) may force yield spreads wider. Unless valuations are compelling, we will mitigate this risk through the prudent use of other sectors such as mortgage-backed securities, asset-backed securities and U.S. Treasury and Agency securities.



Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager


REPORT FROM THE GOVERNMENT SECURITIES PORTFOLIO ADVISOR

  After a short pause to catch its breath in the third quarter, the bond market resumed its impressive rally. The 30 year U.S. Treasury bond was yielding 6.62 percent at the close of the second quarter and ended the year at 5.95 percent. In fact, after rising in yield during July and August to reach 7.00 percent, the 30 year bond rallied some 105 basis points (bps), nearly duplicating its torrid pace of the first half of 1995. The yield on the two year U.S. Treasury note mirrored the performance of the 30 year bond, as its yield fell from 5.79 percent mid-year to 5.15 percent at the end of 1995. The spread between the two year note and 30 year bond now stands at 80 bps in contrast to the 19bp spread at the year-end 1994. This steepening in the U.S. Treasury yield curve occurred during the first half of the year.
  The performance of the mortgage-backed securities (MBS) sector during the second half of 1995 was strikingly similar to that of the first two quarters. After performing well during the third quarter, MBS drastically underperformed their Treasury counterparts in the fourth quarter. For the six month period, the Lehman Brothers Mortgage Index returned 5.49 percent. In contrast, the Lehman Brothers Government Index posted a return of 6.42 percent for the same time period. The resumption of the drop in yields in the U.S. Treasury market caused a reawakening of prepayment fears and increased the callability of most MBS products. Also, technicals in the MBS market were not strong for the first time in a while. Standard and Poor's instituted an additional capital charge on insurance companies based on the size of their MBS holdings. Insurance companies, a traditional buyer of MBS, for the most part stayed clear of the MBS market during the latter stages of 1995.
  Presently, it appears that investors are being fairly compensated for bearing the risk of owning MBS. The yield on the 10 year U.S. Treasury note is within 40 bps of the low yields reached in October, 1993. Also, it is much easier today for a homeowner to refinance his/her mortgage than it was then. Should rates continue to fall, we could see a marked increase in prepayments. However, spreads of most MBS are at very wide levels already, fully reflecting this risk. Also, technicals should be stronger for MBS as year-end pressures have subsided. Our position on MBS is neutral at this time and we will maintain allocations in line with our benchmark index. As for the U.S. Treasury market, it appears rates could have some further room to drop, but eventually these low levels of interest rates will stimulate the economy and we would expect a turnaround in the trend. We will look for opportunities to configure the portfolio to best perform under this scenario.



Joseph F. DeMichele
Vice President
Portfolio Manager



REPORT FROM THE MONEY MARKET PORTFOLIO ADVISOR

  During the second half of 1995, the Federal Open Market Committee, (FOMC), met five times to discuss the economic and financial outlook and implementation of monetary policy. All published economic data throughout this time period reflected that current economic activity was expanding at a more moderate level after increasing at a sluggish pace in the second quarter. Consumer spending showed continued moderate growth, while housing demand increased sharply. Furthermore, the FOMC continued with their directive that called for maintaining the existing amount of pressure on reserve positions, but did not hint toward any possible action before the next scheduled meetings. The result through three meetings was no change in monetary policy.
  However, at the December 19th meeting, FOMC members voted to cut the target Federal Funds rate from 5.75 percent to 5.50 percent. Fed Chairman Alan Greenspan stated in a written statement, `Since the last easing of monetary policy in July, inflation has been somewhat more favorable than anticipated, and as a result along with an associated moderation in inflation expectations warrants a modest easing in monetary conditions'. The move came as somewhat of a surprise due to the inability of the White House and Congress to come to an agreement regarding a balanced budget. President Clinton's administration commented that they respected the Federal Reserve's independence on making decisions about the nation's monetary policy. News of the cut pushed the yield on the 3-Month Bill down 12 basis points from the previous close to a 5.22, and down 9 basis points on the 30 year Treasury to yield a 6.11.
  Throughout the entire second half of the year, money market levels continued to trend downward in anticipation of a future monetary ease. Top-tier 30-day commercial paper went from trading around a 5.94 discount on July 1st, to a 5.53 on December 31st. The yield on the 3-month T-Bill went from a
5.60 to a 5.07, and the 1-year Bill went from a 5.62 to a 5.13.
  The objectives of the Money Market Portfolio have not changed. We attempt to balance safety, liquidity, and total return in managing a fully diversified portfolio of money market securities. These objectives are met by investing in United States Government and agency obligations, top-tier commercial paper, and highly rated corporate debt.



William F. Ficca
Portfolio Manager

                                                        CONSECO SERIES TRUST
                                                STATEMENT OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1995
                                                    ASSET          COMMON       CORPORATE      GOVERNMENT       MONEY
                                                  ALLOCATION       STOCK           BOND        SECURITIES       MARKET
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                 -----------    ----------     ----------     ----------     ----------
Assets:
  Investments in securities
     (cost or amortized cost -
     $8,687,704, $96,391,989,
     $15,369,957, $4,318,528, and
     $5,137,767, respectively)...............   $  9,484,042 $109,671,464    $  15,733,642   $  4,515,921   $  5,137,767
  Cash    ...................................              -            -                -          1,158         44,843
  Accrued interest and dividends ............         68,286      114,409          240,134         44,501            656
  Receivable for securities sold ............        619,094    1,375,936          325,875              -              -
  Receivable for shares sold ................         72,096      361,793           48,587         53,545        214,428
          Total assets.......................     10,243,518  111,523,602       16,348,238      4,615,125      5,397,694

Liabilities:
  Accrued expenses ..........................          5,566       68,269            8,770          2,518          1,817
  Payable for securities purchased ..........        654,577    1,819,808          293,100              -              -
       Total liabilities ....................        660,143    1,888,077          301,870          2,518          1,817

       Net assets (Note 5) ..................   $  9,583,375 $109,635,525     $ 16,046,368   $  4,612,607   $  5,395,877


  Shares outstanding (unlimited
  number of shares authorized) ..............        773,438    5,818,012        1,581,260        372,678      5,395,877
Net asset value, offering and
  redemption price per share ................   $      12.39   $    18.84    $       10.15   $      12.38   $       1.00

The accompanying notes are an integral part of these financial statements.

                                                        CONSECO SERIES TRUST
                                                      STATEMENT OF OPERATIONS
                                                For the Year Ended December 31, 1995
                                         ASSET       COMMON       CORPORATE      GOVERNMENT      MONEY
                                      ALLOCATION      STOCK         BOND         SECURITIES      MARKET
                                       PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                     -----------   ----------    ----------     ----------    ----------

Investment income:
  Dividends ......................   $    99,351   $ 1,978,478   $         -   $         -  $         -
  Interest .......................       273,711       388,775     1,081,342       325,937      292,616
    Total investment income ......       373,062     2,367,253     1,081,342       325,937      292,616


Expenses:
  Investment advisory fees .......        42,089       545,930        71,805        23,172       12,351
  Compensation expenses ..........        10,385       117,320        20,901         7,000        7,163
  Custodial fees .................         8,722         6,035         3,705         2,296        3,041
  Other ..........................         5,513        60,755        10,947         3,766        3,055

    Total expenses ...............        66,709       730,040       107,358        36,234       25,610
  Less: expenses charged to
    the Adviser (Note 3) .........         9,315         2,134         6,831         3,793        3,378
       Net expenses ..............        57,394       727,906       100,527        32,441       22,232
       Net investment income .....       315,668     1,639,347       980,815       293,496      270,384
Net realized gain on sale
  of investments .................       986,254    17,257,854       330,899       205,153            -

  Unrealized appreciation (depreciation)
  of investments:
    Beginning of year ............        33,318     4,174,477     (711,570)      (52,491)            -
    End of year ..................       796,338    13,279,475       363,685       197,393            -
       Net change in unrealized
         appreciation of investments     763,020     9,104,998     1,075,255       249,884            -
       Net realized and unrealized
         gain on investments .....     1,749,274    26,362,852     1,406,154       455,037            -

       Net increase in net
         assets from operations. .   $ 2,064,942   $28,002,199   $ 2,386,969   $   748,533  $   270,384

The accompanying notes are an integral part of these financial statements.


                                                        CONSECO SERIES TRUST
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           For the Years Ended December 31, 1995 and 1994


                                                      ASSET ALLOCATION                COMMON STOCK
                                                         PORTFOLIO                      PORTFOLIO
                                                    -------------------           -------------------
                                                     1995         1994             1995         1994
                                                    ------       ------           ------       ------

Changes from operations:
  Net investment income ...................     $    315,668  $   270,931     $  1,639,347  $ 1,024,867
  Net realized gain (loss) on sale of
    investments ...........................          986,254     (116,597)      17,257,854      913,112
  Net change in unrealized appreciation
    (depreciation) of investments .........          763,020     (209,775)       9,104,998     (437,837)
       Net increase (decrease) in
         net assets from operations .......        2,064,942      (55,441)      28,002,199    1,500,142

Net income equalization (Note 2)...........         (45,637)        3,309        (304,482)     (189,980)
Dividends to shareholders from net
  investment income and net realized
  short-term capital gains ................      (1,088,856)     (158,742)    (13,216,278)   (1,205,143)
Distributions to shareholders of net realized
  long-term capital gains .................        (190,541)      (18,117)     (4,375,576)     (577,489)

Capital share transactions:
  Net proceeds from sale of shares. .......        2,337,932    2,270,083       10,907,804   10,531,683
  Net asset value of shares issued from reinvest-
    ment of dividends and distributions ...        1,325,034      173,550       17,896,336    1,972,612
  Cost of shares redeemed. ................        (991,889)   (2,204,176)     (4,034,206)   (4,071,921)

       Net increase (decrease) in net assets from
         capital share transactions .......        2,671,077      239,457       24,769,934    8,432,374
       Net increase (decrease) in net assets       3,410,985       10,466       34,875,797    7,959,904
Net assets, beginning of year..............        6,172,390    6,161,924       74,759,728   66,799,824

Net assets, end of year (Note 5)...........     $  9,583,375  $ 6,172,390     $109,635,525  $74,759,728
Share data:
  Shares sold .............................          187,752      203,375          576,891      645,373
  Shares issued from reinvestment of
    dividends and distributions ...........          106,975       15,862          938,043      121,947
  Shares redeemed .........................         (80,133)     (200,819)       (215,685)     (250,071)

       Net increase (decrease) in number
         of shares outstanding ............          214,594       18,418       1,299,249       517,249

The accompanying notes are an integral part of these financial statements.


                                                        CONSECO SERIES TRUST
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           For the Years Ended December 31, 1995 and 1994
                                                           - CONTINUED -
                                                     Corporate Bond                Government                  Money Market
                                                       Portfolio              Securities Portfolio              Portfolio
                                                 --------------------         --------------------         --------------------
                                                  1995          1994           1995          1994           1995          1994
                                                 ------        ------         ------        ------         ------        ------
Changes from operations:
  Net investment income ...................  $    980,815 $     882,258  $     293,496 $     384,464  $     270,384 $     188,492
  Net realized gain (loss) on sale of
    investments ...........................       330,899     (593,357)        205,153     (544,871)              -             -
  Net change in unrealized appreciation
    (depreciation) of investments .........     1,075,255     (667,763)        249,884      (47,147)              -             -
       Net increase (decrease) in
         net assets from operations .......     2,386,969     (378,862)        748,533     (207,554)        270,384       188,492
Net income equalization (Note 2)...........      (14,120)         5,783         42,608        68,488              -             -
Dividends to shareholders from net
  investment income and net realized
  short-term capital gains ................   (1,385,323)     (368,156)      (269,374)      (94,576)      (270,384)     (188,492)
Distributions to shareholders of net realized
  long-term capital gains .................             -             -              -             -              -             -
Capital share transactions:
  Net proceeds from sale of shares. .......     1,739,415     1,465,435        494,412       164,019      2,344,876     1,883,108
  Net asset value of shares issued from
    reinvestment of dividends and
     distributions ........................     1,399,443       362,373        226,766        26,088        270,384       188,492
  Cost of shares redeemed. ................     (983,079)   (1,760,950)    (1,343,123)   (2,823,046)    (2,324,750)   (2,195,874)
       Net increase (decrease) in net assets
         from capital share transactions ..     2,155,779        66,858      (621,945)   (2,632,939)        290,510     (124,274)

       Net increase (decrease) in net assets    3,143,305     (674,377)      (100,178)   (2,866,581)        290,510     (124,274)
Net assets, beginning of year..............    12,903,063    13,577,440      4,712,785     7,579,366      5,105,367     5,229,641
Net assets, end of year (Note 5)...........  $ 16,046,368 $  12,903,063  $   4,612,607 $   4,712,785  $   5,395,877 $   5,105,367
Share data:
  Shares sold .............................       174,704       152,017         41,122        14,714      2,344,876     1,883,108
  Shares issued from reinvestment of
    dividends and distributions ...........       140,379        37,376         18,550         2,260        270,384       188,492
    Shares redeemed .......................      (99,878)     (183,354)      (112,066)     (253,588)    (2,324,750)   (2,195,874)
       Net increase (decrease) in number
         of shares outstanding ............       215,205         6,039       (52,394)     (236,614)        290,510     (124,274)

The accompanying notes are an integral part of these financial statements.


                              Conseco Series Trust
                           ASSET ALLOCATION PORTFOLIO
                     STATEMENT OF INVESTMENTS IN SECURITIES

  NUMBER
OF SHARES                 SECURITY                                    VALUE
---------------------------------------------------------------------------

            COMMON STOCKS
            (53.79% of total investments) (a)

            AIR TRANSPORT (0.93%)
   1,200    DELTA AIRLINES..................................     $   88,650
                                                                 ----------


            AUTO PARTS/EQUIPMENT (1.95%)
   3,420    MILLER INDUSTRIES, INC. (b).....................         84,645
   6,200    TITAN WHEEL INTERNATIONAL.......................        100,750
                                                                 ----------

                                                                    185,395
                                                                 ----------

            BANKING (1.82%)
   3,100    FIRST UNION CORPORATION.........................        172,437
                                                                 ----------


            BROADCASTING (1.10%)
   2,209    VIACOM, INC., CLASS B (b).......................        104,651
                                                                 ----------


            BUILDING (3.99%)
   6,000    BEAZER HOMES USA, INC. (b)......................        123,750
   1,300    PALM HARBOR HOMES, INC. (b).....................         28,275
   5,000    USG CORPORATION (b).............................        150,000
   2,600    U.S. HOME CORPORATION (b).......................         75,725
                                                                 ----------

                                                                    377,750
                                                                 ----------

            CHEMICALS (3.04%)
   7,060    IMC GLOBAL, INC.................................        288,578
                                                                 ----------


            DATA PROCESSING (6.72%)
  12,600    IKOS SYSTEMS, INC. (b)..........................        140,175
   2,300    INTERNATIONAL BUSINESS MACHINES.................        211,025
   1,500    MICROS SYSTEMS, INC. (b)........................         73,875
   4,200    NETWORK GENERAL CORPORATION (b).................        140,175
   4,800    SOFTWARE ARTISTRY, INC. (b).....................         72,000
                                                                 ----------

                                                                    637,250
                                                                 ----------

            ELECTRONICS/ELECTRIC (3.71%)
   7,300    CALIFORNIA MICRO DEVICES CORPORATION (b)........         62,962
   2,300    DOVATRON INTERNATIONAL, INC. (b)................         77,625
  11,600    MENTOR GRAPHICS CORPORATION (b).................        211,700
                                                                 ----------

                                                                    352,287
                                                                 ----------

            FINANCE (1.48%)
   3,700    CORESTATES FINANCIAL CORPORATION................        140,137
                                                                 ----------


            HEALTH CARE CENTERS (1.87%)
   8,000    COMMUNITY PSYCHIATRIC CENTERS...................         98,000
   3,290    MAGELLAN HEALTH SERVICES, INC. (b)..............         78,960
                                                                 ----------

                                                                    176,960
                                                                 ----------

            INSURANCE (3.14%)
     690    GENERAL RE CORPORATION..........................        106,950
   2,400    PRUDENTIAL REINSURANCE HOLDINGS ................         56,100
   2,900    U.S. HEALTHCARE, INC............................        134,850
                                                                 ----------

                                                                    297,900
                                                                 ----------

            MACHINERY (1.13%)
   6,900    COMPUTATIONAL SYSTEMS, INC. (b).................     $  106,950
                                                                 ----------


            MEDICAL EQUIPMENT/SUPPLY (1.16%)
   2,600    GUIDANT CORPORATION.............................        109,850
                                                                 ----------


            MINING (0.91%)
   6,200    ZEIGLER COAL HOLDING COMPANY....................         86,025
                                                                 ----------


            MUTUAL FUND (1.81%)
   3,400    FRANKLIN RESOURCES, INC.........................        171,275
                                                                 ----------


            OIL AND GAS (9.20%)
   4,870    APACHE CORPORATION..............................        143,665
   2,400    DIAMOND OFFSHORE DRILLING (b)...................         81,000
   2,800    ENRON OIL & GAS COMPANY.........................         67,200
   4,400    HALLIBURTON COMPANY.............................        222,750
  18,400    NOBLE DRILLING CORPORATION (b)..................        165,600
   2,000    SEACOR HOLDINGS, INC. (b).......................         54,000
   1,765    TEXACO, INC.....................................        138,553
                                                                 ----------

                                                                    872,768
                                                                 ----------

            PUBLISHING (0.48%)
   1,200    TIME WARNER, INC................................         45,450
                                                                 ----------


            RAIL EQUIPMENT (0.49%)
   2,100    ABC RAIL PRODUCTS CORPORATION (b)...............         46,463
                                                                 ----------

            LAND DEVELOPMENT/REAL ESTATE (1.05%)
   5,400    NHP, INC........................................         99,900
                                                                 ----------


            RETAIL STORES (1.37%)
   1,000    LOWES COMPANIES.................................         33,500
   3,675    PROFFITT'S, INC. (b)............................         96,469
                                                                 ----------

                                                                    129,969
                                                                 ----------

            SERVICES (0.11%)
     300    EMPLOYEE SOLUTIONS, INC. (b)....................         10,200
                                                                 ----------


            TELECOMMUNICATIONS (3.18%)
   8,400    BRIGHTPOINT, INC. (b)...........................        118,650
   2,510    BRITE VOICE SYSTEMS, INC. (b)...................         34,826
   3,820    NOKIA CORPORATION (ADR) (b).....................        148,503
                                                                 ----------

                                                                    301,979
                                                                 ----------

            TOBACCO (1.72%)
   1,800    PHILIP MORRIS COMPANIES, INC....................        162,900
                                                                 ----------


            UTILITIES-GAS (1.43%)
   3,630    THE COASTAL CORPORATION.........................        135,217
                                                                 ----------


            TOTAL COMMON STOCKS (COST $4,452,814)...........      5,100,941
                                                                 ----------


                              Conseco Series Trust
                           ASSET ALLOCATION PORTFOLIO
                     STATEMENT OF INVESTMENTS IN SECURITIES



PRINCIPAL
  AMOUNT                       SECURITY                               VALUE
---------------------------------------------------------------------------

            CORPORATE BONDS
            (27.04% OF TOTAL INVESTMENTS) (a)

            AIR TRANSPORT (1.26%)
$100,000    DELTA AIRLINES 1988 ETC-B,
            10.050%, DUE 06/16/2005.........................     $  119,375
                                                                 ----------


            BANKING (3.20%)
 200,000    ANCHOR BANCORP,
            8.938%, DUE 07/09/2003..........................        209,250
 100,000    BANKERS TRUST COMPANY,
            6.000%, DUE 10/15/2008..........................         94,375
                                                                 ----------

                                                                    303,625
                                                                 ----------

            BROADCASTING (3.24%)
 100,000    CENTURY COMMUNICATIONS, INC.,
            9.500%,DUE 03/01/2005...........................        103,000
 200,000    VIACOM INTERNATIONAL, INC.,
            8.000%, DUE 07/07/2006..........................        204,500
                                                                 ----------

                                                                    307,500
                                                                 ----------

            FINANCE (2.27%)
 100,000    COUNTRYWIDE FUNDING  MTN,
            7.750%, DUE 08/10/2001..........................        108,125
 100,000    GNS FINANCE CORP.,
            9.250%, DUE 03/15/2003..........................        107,250
                                                                 ----------

                                                                    215,375
                                                                 ----------

            INSURANCE  (2.16%)
 200,000    NAC RE CORPORATION,
            7.150%, DUE 11/15/2005..........................        204,750
                                                                 ----------


            MINING/DIVERSIFIED  (1.24%)
 100,000    INCO LTD., 9.600%, DUE 06/15/2022...............        117,250
                                                                 ----------


            PUBLISHING (2.42%)
 200,000    NEWS AMERICA HOLDINGS,
            8.450%, DUE 08/01/2034..........................        229,750
                                                                 ----------


            PAPER/PRODUCTS (1.13%)
 100,000    WESTVACO CORPORATION,
            10.300%, DUE 01/15/2019.........................        107,250
                                                                 ----------


            SECURITIES (1.20%)
 100,000    LEHMAN BROTHERS HOLDING, INC.,
            8.800%, DUE 03/01/2015..........................        114,000
                                                                 ----------


            TEXTILES (2.07%)
 200,000    GUESS?, INC.,
            9.500%, DUE 08/15/2003..........................        196,000
                                                                 ----------


            UTILITIES-ELECTRIC (2.71%)
$200,000    COMMONWEALTH EDISON CO.,
            9.170%, DUE 10/15/2002..........................     $  227,500
  29,000    SYSTEM ENERGY RESOURCES, INC.,
            11.375%, DUE 09/01/2016.........................         29,218
                                                                 ----------

                                                                    256,718
                                                                 ----------

            UTILITIES-DIVERSIFIED (4.14%)
 100,000    HERO ASIA (BVI) COMPANY LIMITED,
            9.110%, DUE 10/15/2001..........................        102,250
 100,000    LONG ISLAND LIGHTING,
            7.125%, DUE 06/01/2005..........................         94,125
 100,000    NIAGARA MOHAWK POWER,
            6.875%, DUE 04/01/2003..........................         92,875
 100,000    NORTHERN INDIANA PUBLIC SERVICE
            COMPANY, 7.420%, DUE 01/08/2024.................        103,375
                                                                 ----------

                                                                    392,625
                                                                 ----------


            TOTAL CORPORATE BONDS (COST $2,416,007).........     $2,564,218
                                                                  ---------



            COMMERCIAL PAPER
            (19.17% OF TOTAL INVESTMENTS) (a)

            BANKING (4.74%)
 450,000    CENTRAL CORPORATE CREDIT UNION
            MICHIGAN, 6.100%, DUE 01/03/1996................        449,695
                                                                 ----------


            FINANCE (4.74%)
 450,000    CIESCO L.P., 5.850%, DUE 01/03/1996.............        449,708
                                                                 ----------


            OIL AND GAS (4.95%)
 470,000    KOCH INDUSTRIES CORPORATION, INC.,
            5.850%, DUE 01/02/1996..........................        469,770
                                                                 ----------


            TELECOMMUNICATIONS (4.74%)
 450,000    PACIFIC BELL, 5.800%, DUE 01/03/1996............        449,710
                                                                 ----------


            TOTAL COMMERCIAL PAPER
            (COST $1,818,883)...............................      1,818,883
                                                                 ----------


            TOTAL INVESTMENTS IN
            SECURITIES (COST $8,687,704) (c)................     $9,484,042
                                                                 ----------


(a) USING STANDARD & POOR'S INDUSTRY CLASSIFICATIONS.
(b) NON-DIVIDEND PAYING COMMON STOCK.
(c) COST ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                              Conseco Series Trust
                             COMMON STOCK PORTFOLIO
                     STATEMENT OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
  NUMBER
OF SHARES                      SECURITY                               VALUE
---------------------------------------------------------------------------

            COMMON STOCKS
            (93.35 % OF TOTAL INVESTMENTS) (a)

            AIR TRANSPORT (1.58%)
  23,400    DELTA AIRLINES..................................     $1,728,675
                                                                 ----------


            AUTO PARTS/EQUIPMENT (3.27%)
  67,340    MILLER INDUSTRIES, INC. (b).....................      1,666,665
 118,300    TITAN WHEEL INTERNATIONAL.......................      1,922,375
                                                                 ----------

                                                                  3,589,040
                                                                 ----------

            BANKING (2.97%)
  58,550    FIRST UNION CORPORATION ........................      3,256,844
                                                                 ----------


            BROADCASTING (1.88%)
  43,464    VIACOM, INC., CLASS B (b) ......................      2,059,107
                                                                 ----------


            BUILDING (6.66%)
 117,100    BEAZER HOMES USA, INC. (b)......................      2,415,187
  27,400    PALM HARBOR HOMES, INC. (b).....................        595,950
  93,900    USG CORPORATION (b).............................      2,817,000
  50,700    U.S. HOME CORPORATION (b).......................      1,476,637
                                                                 ----------

                                                                  7,304,774
                                                                 ----------

            CHEMICALS (4.95%)
 132,800    IMC GLOBAL, INC.................................      5,428,200
                                                                 ----------


            DATA PROCESSING (11.76%)
 248,800    IKOS SYSTEMS, INC. (b)..........................      2,767,900
  44,800    INTERNATIONAL BUSINESS MACHINES ................      4,110,400
  32,100    MICROS SYSTEMS, INC. (b)........................      1,580,925
  89,200    NETWORK GENERAL CORPORATION (b).................      2,977,050
  97,300    SOFTWARE ARTISTRY, INC. (b).....................      1,459,500
                                                                 ----------

                                                                 12,895,775
                                                                 ----------


            ELECTRONICS/ELECTRIC (5.77%)
 147,100    CALIFORNIA MICRO DEVICES
            CORPORATION (b).................................     $1,268,738
  46,100    DOVATRON INTERNATIONAL, INC. (b)................      1,555,875
 192,200    MENTOR GRAPHICS CORPORATION (b).................      3,507,650
                                                                 ----------

                                                                  6,332,263
                                                                 ----------

            FINANCE (2.49%)
  72,200    CORESTATES FINANCIAL CORPORATION ...............      2,734,575
                                                                 ----------


            HEALTH CARE CENTERS (3.12%)
 156,000    COMMUNITY PSYCHIATRIC CENTERS...................      1,911,000
  62,730    MAGELLAN HEALTH SERVICES, INC. (b)..............      1,505,520
                                                                 ----------

                                                                  3,416,520
                                                                 ----------


            LAND DEVELOPMENT/REAL ESTATE (1.78%)
 105,300    NHP, INC. (b)...................................      1,948,050
                                                                 ----------


            INSURANCE (5.30%)
  13,430    GENERAL RE CORPORATION..........................      2,081,650
  46,800    PRUDENTIAL REINSURANCE HOLDINGS.................      1,093,950
  56,600    U.S. HEALTHCARE, INC............................      2,631,900
                                                                 ----------

                                                                  5,807,500
                                                                 ----------


            MACHINERY (1.83%)
 129,100    COMPUTATIONAL SYSTEMS, INC. (b).................      2,001,050
                                                                 ----------


            MEDICAL EQUIPMENT/SUPPLY (1.95%)
  50,700    GUIDANT CORPORATION.............................      2,142,075
                                                                 ----------


            MINING/DIVERSIFIED (2.14%)
  88,000    AMAX GOLD, INC. (b).............................        638,000
 123,400    ZEIGLER COAL HOLDING COMPANY....................      1,712,175
                                                                 ----------

                                                                  2,350,175
                                                                 ----------


            MUTUAL FUND (3.00%)
  65,400    FRANKLIN RESOURCES, INC.........................      3,294,525
                                                                 ----------

            OIL AND GAS (17.51%)
  96,150    APACHE CORPORATION..............................     $2,836,425
  46,800    DIAMOND OFFSHORE DRILLING (b)...................      1,579,500
  54,600    ENRON OIL & GAS COMPANY ........................      1,310,400
  86,700    HALLIBURTON COMPANY.............................      4,389,187
 357,600    NOBLE DRILLING CORPORATION (b)..................      3,218,400
  39,000    SEACOR HOLDINGS, INC. (b).......................      1,053,000
  35,010    TEXACO, INC.....................................      2,748,285
  36,000    TRITON ENERGY CORPORATION.......................      2,065,500
                                                                 ----------

                                                                 19,200,697
                                                                 ----------


            PUBLISHING (0.78%)
  22,800    TIME WARNER, INC................................        863,550
                                                                 ----------


            RAIL EQUIPMENT (0.93%)
  46,400    ABC RAIL PRODUCTS CORPORATION (b)...............      1,026,600
                                                                 ----------

            RETAIL STORES (2.37%)
  19,500    LOWES COMPANIES.................................        653,250
  73,975    PROFFITT'S, INC. (b)............................      1,941,844
                                                                 ----------

                                                                  2,595,094
                                                                 ----------

            SERVICES (0.17%)
   5,550    EMPLOYEE SOLUTIONS, INC. (b)....................        188,700
                                                                 ----------


            TELECOMMUNICATIONS (5.64%)
 164,300    BRIGHTPOINT, INC. (b)...........................      2,320,738
  64,130    BRITE VOICE SYSTEMS, INC. (b)...................        889,804
  76,455    NOKIA CORPORATION (ADR) (b).....................      2,972,188
                                                                 ----------

                                                                  6,182,730
                                                                 ----------


            TOBACCO (3.06%)
  37,075    PHILIP MORRIS COMPANIES, INC....................      3,355,287
                                                                 ----------


            UTILITIES-GAS (2.44%)
  71,800    THE COASTAL CORPORATION.........................      2,674,550
                                                                 ----------


            TOTAL COMMON STOCKS (COST $89,096,881)..........    102,376,356
                                                                -----------


                              Conseco Series Trust
                             COMMON STOCK PORTFOLIO
                  STATEMENT OF INVESTMENTS IN SECURITIES (Continued)
                               DECEMBER 31, 1995

PRINCIPAL
  AMOUNT                       SECURITY                               VALUE
---------------------------------------------------------------------------

            COMMERCIAL PAPER
            (6.65 % OF TOTAL INVESTMENTS) (a)

            BANKING (4.83%)
$5,300,000  CENTRAL CORPORATE CREDIT UNION
            MICHIGAN, 6.100%, DUE 01/03/1996................     $5,296,408
                                                                 ----------


            FINANCE (1.82%)
2,000,000   CIESCO L.P., 5.850%, DUE 01/03/1996.............      1,998,700
                                                                 ----------


            TOTAL COMMERCIAL PAPER (COST $7,295,108)........      7,295,108
                                                                 ----------


            TOTAL INVESTMENTS IN
            SECURITIES (COST $96,391,989)(c)................  $ 109,671,464
                                                              -------------

(a)  Using Standard & Poor's industry classifications.
(b)  Non-dividend paying common stock.
(c)  Cost also represents cost for federal income tax purposes.


The accompanying notes are an integral part of these financial statements.


                              Conseco Series Trust
                            CORPORATE BOND PORTFOLIO
                     STATEMENT OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
PRINCIPAL
  AMOUNT                       SECURITY                               VALUE
---------------------------------------------------------------------------

            CORPORATE BONDS
            (70.52% OF TOTAL INVESTMENTS) (a)

            AIR TRANSPORT (3.14%)
$200,000    DELTA AIRLINES 1988 ETC  B,
            10.050%, DUE 06/16/2005 ........................     $  238,750
 187,764    DELTA AIRLINES 1992,
            8.540%, DUE 01/02/2007 .........................        204,193
  46,941    DELTA AIRLINES 1992,
            8.540%, DUE 01/02/2007..........................         50,872
                                                                 ----------

                                                                    493,815
                                                                 ----------

            BANKING (16.75%)
 250,000    ABN-AMRO BANK NV NEW YORK
            BRANCH, 8.250%, DUE 08/01/2009..................        272,813
 400,000    ABBEY NATIONAL PLC-MTN,
            6.690%, DUE 10/17/2005..........................        415,000
 300,000    ADVANTA NATIONAL BANK,
            6.450%, DUE 10/30/2000 .........................        303,375
 100,000    BANKERS TRUST COMPANY,
            7.125%, DUE 07/31/2002..........................        104,625
 200,000    BANKERS TRUST COMPANY,
            6.000%, DUE 10/15/2008..........................        188,750
 300,000    FIRST BANK NATIONAL ASSOCIATION,
            6.250%, DUE 08/15/2005 .........................        297,375
 250,000    FIRST NATIONAL BANK OF OMAHA,
            7.320%, DUE 12/01/2010 .........................        251,250
 300,000    MIDLAND BANK PLC,
            7.650%, DUE 05/01/2025..........................        334,875
 250,000    NORWEST CORPORATION-MTN,
            6.200%, DUE 12/01/2005..........................        251,563
 200,000    SUNTRUST BANKS,
            7.375%, DUE 07/01/2002..........................        216,250
                                                                 ----------

                                                                  2,635,876
                                                                 ----------


            CHEMICALS (1.53%)
 250,000    FMC CORPORATION,
            6.750%, DUE 01/16/2005 .........................        240,625
                                                                 ----------


            FINANCE (12.91%)
$250,000    ASSOCIATES CORP. OF NORTH AMERICA,
            5.490%, DUE 01/28/1999..........................     $  248,750
 250,000    ASSOCIATES CORP. OF NORTH AMERICA,
            6.950%, DUE 08/01/2002..........................        262,500
 250,000    CIT GROUP HOLDINGS, INC.,
            7.000%, DUE 09/30/1997..........................        255,937
 250,000    FORD CAPITAL BV.,
            9.000%, DUE 08/15/1998..........................        270,000
 500,000    FORD MOTOR CREDIT,
            6.375%, DUE 10/06/2000..........................        508,750
 250,000    GENERAL MOTORS ACCEPTANCE CORP.,
            MTN, 7.250%, DUE 06/08/1998.....................        258,750
 200,000    GREEN TREE FINANCIAL CORP 1994-4 A5,
            8.300%, DUE 07/15/2019..........................        226,250
                                                                 ----------

                                                                  2,030,937
                                                                 ----------

            INSURANCE (6.32%)
 250,000    AMERICAN REINSURANCE,
            10.875%, DUE 09/15/2004.........................        277,500
 300,000    NAC RE CORPORATION,
            7.150%, DUE 11/15/2005..........................        307,125
 400,000    USF&G CORP,
            7.000%, DUE 05/15/1998..........................        410,500
                                                                 ----------

                                                                    995,125
                                                                 ----------


            MINING/DIVERSIFIED (0.76%)
 100,000    CYPRUS MINERALS COMPANY,
            10.125%, DUE 04/01/2002.........................        119,000
                                                                 ----------


            OIL AND GAS (3.48%)
 100,000    LYONDELL PETROCHEMICAL COMPANY,
            8.250%, DUE 03/15/1997..........................        102,625
 400,000    PARKER & PARSLEY PETROLEUM,
            8.875%, DUE 04/15/2005..........................        444,500
                                                                 ----------

                                                                    547,125
                                                                 ----------

            PAPER/PRODUCTS (3.33%)
 300,000    WEST FRASER MILL, (144A),
            7.250%, DUE 09/15/2002..........................        308,625
 200,000    WESTVACO CORPORATION,
            10.300%, DUE 01/15/2019.........................        214,500
                                                                 ----------

                                                                    523,125
                                                                 ----------


            PUBLISHING (3.65%)
$500,000    NEWS AMERICA HOLDINGS,
            8.450%, DUE 08/01/2034..........................     $  574,375
                                                                 ----------


            RAILROADS (1.59%)
 250,000    UNION PACIFIC CORPORATION,
            6.540%, DUE 07/01/2015..........................        250,156
                                                                 ----------


            REAL ESTATE INVESTMENT TRUST (1.96%)
 300,000    DUKE REALTY,
            7.250%, DUE 09/22/2002 .........................        308,625
                                                                 ----------


            RETAIL STORES (1.11%)
 250,000    K MART CORPORATION,  MTN,
            8.000%, DUE 12/13/2001..........................        175,000
                                                                 ----------


            SECURITIES (4.93%)
 250,000    LEHMAN BROTHERS HOLDING, INC.,
            8.800%, DUE 03/01/2015..........................        285,000
 250,000    PAINE WEBBER GROUP, INC.,
            6.500%, DUE 11/01/2005..........................        245,000
 250,000    SALOMON, INC.,
            6.750%, DUE 08/15/2003..........................        245,313
                                                                 ----------

                                                                    775,313
                                                                 ----------


            UTILITIES-ELECTRIC (5.09%)
 250,000    ARKANSAS ELECTRIC COOP.,
            7.330%, DUE 06/30/2008..........................        271,875
 300,000    COMMONWEALTH EDISON CO.,
            6.375%, DUE 10/01/1998..........................        301,500
 200,000    COMMONWEALTH EDISON CO.,
            9.170%, DUE 10/15/2002..........................        227,500
                                                                 ----------

                                                                    800,875
                                                                 ----------
            UTILITIES-GAS (2.27%)
 300,000    THE COASTAL CORPORATION,
            9.750%, DUE 08/01/2003..........................        356,625
                                                                 ----------


            UTILITIES-DIVERSIFIED (1.70%)
 250,000    PHILADELPHIA ELECTRIC CO.,
            8.750%, DUE 04/01/2022 .........................        267,812
                                                                 ----------


            TOTAL CORPORATE BONDS
            (COST $10,786,676)..............................     11,094,409
                                                                 ----------



            FOREIGN GOVERNMENT
            OBLIGATIONS
            (0.91% OF TOTAL INVESTMENTS) (a)
 125,000    QUEBEC PROVINCE,
            8.800%, DUE 04/15/2003..........................        143,594
                                                                 ----------


            TOTAL FOREIGN GOVERNMENT
            OBLIGATIONS (COST $140,820).....................        143,594
                                                                 ----------



            U. S. GOVERNMENT AND
            AGENCY OBLIGATIONS
            (22.66% OF TOTAL INVESTMENTS)

$333,452    FEDERAL HOME LOAN BANKS,
            5.375%, DUE 03/25/1999 .........................     $  332,885
 250,000    FEDERAL HOME LOAN MORTGAGE CORP.,
            6.500%, DUE 06/08/2000..........................        253,960
 250,000    FEDERAL HOME LOAN MORTGAGE CORP.,
            6.060%, DUE 06/09/2000..........................        250,755
 495,125    FEDERAL HOME LOAN MORTGAGE CORP.,
            #E20187, 7.000%, DUE 08/01/2010.................        505,028
 237,279    FEDERAL HOME LOAN MORTGAGE CORP.,
            #D51789, 7.000%, DUE 04/01/2024.................        239,652
  44,595    FEDERAL NATIONAL MORTGAGE ASSN.,
            #062289, 6.242%, DUE 03/01/2028.................         45,431
 283,553    FEDERAL NATIONAL MORTGAGE ASSN.,
            #183567, 7.500%, DUE 11/01/2022.................        290,819
 241,473    FEDERAL NATIONAL MORTGAGE ASSN.,
            #286122, 7.000%, DUE 06/01/2024 ................        243,662
 489,258    FEDERAL NATIONAL MORTGAGE ASSN.,
            #325435, 7.000%, DUE 09/01/2010.................        498,737
   3,633    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            #051699, 15.000%, DUE 07/15/2011................          4,331
   3,236    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            #056522, 14.000%, DUE 08/15/2012................          3,804
 122,768    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            #180604, 9.000%, DUE 11/15/2016 ................        130,172
 500,000    U.S. TREASURY NOTE,
            6.000%, DUE 10/15/1999..........................        512,160
 250,000    U.S. TREASURY NOTE,
            5.750%, DUE 10/31/2000..........................        253,868
                                                                 ----------


            TOTAL U.S. GOVERNMENT
            AND AGENCY OBLIGATIONS
            (COST $3,512,085)...............................      3,565,264
                                                                 ----------



            COMMERCIAL PAPER
            (5.91% OF TOTAL INVESTMENTS) (a)

            BANKING (4.44%)
 700,000    CENTRAL CORPORATE CREDIT UNION
            MICHIGAN, 6.100%, DUE 01/03/1996................        699,525
                                                                 ----------


            FINANCE (1.47%)
 231,000    CIESCO L.P., 5.850%, DUE 01/03/1996.............        230,850
                                                                 ----------


            TOTAL COMMERCIAL PAPER
            (COST $930,375).................................        930,375
                                                                 ----------


            TOTAL INVESTMENTS IN
            SECURITIES (COST $15,369,957) (b) ..............  $  15,733,642
                                                              -------------


(a) Using Standard & Poor's industry classifications.
(b) Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

                              CONSECO SERIES TRUST
                        GOVERNMENT SECURITIES PORTFOLIO
                     STATEMENT OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
PRINCIPAL
  AMOUNT                       SECURITY                               VALUE
---------------------------------------------------------------------------

            U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS
            (85.19% OF TOTAL INVESTMENTS)

$250,000    FEDERAL HOME LOAN BANK,
            7.170%, DUE 03/29/2000..........................     $  264,895
 251,073    FEDERAL HOME LOAN MORTGAGE CORP.,
            D65057, 7.000%, DUE 11/01/2025..................        253,348
 198,000    FEDERAL HOME LOAN MORTGAGE CORP.,
            D66012, 7.000%, DUE 11/01/2025..................        199,794
 238,485    FEDERAL NATIONAL MORTGAGE ASSN.,
            # 174166, 8.000%, DUE 02/01/2002................        244,298
 245,161    FEDERAL NATIONAL MORTGAGE ASSN.,
            # 325506, 7.000%, DUE 09/01/2010................        249,911
   1,575    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            # 044522, 13.000%, DUE 03/15/2011...............          1,833
   5,481    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            # 068651, 12.000%, DUE 08/15/2013...............          6,271
  14,017    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            # 105200, 13.000%, DUE 10/15/2013...............         16,312
   7,219    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            # 119896, 13.000%, DUE 11/15/2014...............          8,402
 246,990    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            # 346829, 6.500%, DUE 10/15/2023................        245,369
 487,150    GOVERNMENT NATIONAL MORTGAGE ASSN.,
            # 410613, 8.000%, DUE 07/15/2025................        507,854
 200,000    U.S. TREASURY NOTE,
            7.750%, DUE 11/30/1999..........................        216,870
 375,000    U.S. TREASURY NOTE,
            5.875%, DUE 02/15/2004..........................        383,096
 550,000    U.S. TREASURY NOTE,
            7.250%, DUE 08/15/2004..........................        612,123
 550,000    U.S. TREASURY NOTE,
            7.875%, DUE 11/15/2004..........................        636,889
                                                                 ----------

            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (COST $3,651,259)...............................      3,847,265
                                                                 ----------



            ASSET BACKED SECURITIES
            ( 4.53% OF TOTAL INVESTMENTS)

$200,000    MBNA MASTER CREDIT CARD TRUST II,
            95C  CLASS A, 6.450%, DUE 02/15/2008............        204,420
                                                                 ----------


            TOTAL ASSET BACKED
            SECURITIES (COST $203,034)......................        204,420
                                                                 ----------



            COMMERCIAL PAPER
            ( 2.85% OF TOTAL INVESTMENTS) (a)

            BANKING
 129,000    CENTRAL CORPORATE CREDIT UNION
            MICHIGAN, 6.100%, DUE 01/03/1996................        128,913
                                                                 ----------


            TOTAL COMMERCIAL PAPER
            (COST $128,913).................................        128,913
                                                                 ----------



            SHORT TERM U.S. GOVERNMENT
            AND AGENCY OBLIGATIONS
            (7.43% OF TOTAL INVESTMENTS)
 350,000    U.S. TREASURY BILL,
            5.170%, DUE 10/17/1996..........................        335,323
                                                                 ----------


            TOTAL SHORT TERM U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS (COST $335,323).....................        335,323
                                                                 ----------


            TOTAL INVESTMENTS IN
            SECURITIES (COST $4,318,528) (b)................  $   4,515,921
                                                              -------------


(a)  Using Standard & Poor's industry classifications.
(b)  Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

                              CONSECO SERIES TRUST
                             MONEY MARKET PORTFOLIO
                     STATEMENT OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
PRINCIPAL
  AMOUNT                       SECURITY                            VALUE(b)
---------------------------------------------------------------------------


            COMMERCIAL PAPER
            (95.23% OF TOTAL INVESTMENTS) (a)

            BEVERAGES (9.61%)
$245,000    ANHEUSER-BUSCH COMPANY, INC.,
            5.670%, DUE 01/03/1996..........................     $  244,846
 250,000    PEPSICO, INC.,
            5.700%, DUE 01/26/1996..........................        248,931
                                                                 ----------

                                                                    493,777
                                                                 ----------


            DRUGS-GENERIC AND OTC  (14.47%)
 250,000    ABBOTT LABORATORIES,
            5.670%, DUE 01/03/1996..........................        249,843
 250,000    ELI LILLY & COMPANY, INC.,
            5.600%, DUE 01/04/1996..........................        249,806
 245,000    SMITHKLINE BEECHAM CORPORATION, INC.,
            5.620%, DUE 01/30/1996..........................        243,815
                                                                 ----------

                                                                    743,464
                                                                 ----------


            ELECTRONICS/ELECTRIC (9.32%)
 240,000    EMERSON ELECTRIC COMPANY, INC.,
            5.630%, DUE 01/22/1996..........................        239,137
 240,000    MOTOROLA, INC.,
            5.670%, DUE 01/12/1996..........................        239,509
                                                                 ----------

                                                                    478,646
                                                                 ----------


            FINANCE (19.33%)
 250,000    AMERICAN GENERAL FINANCE COMPANY,
            INC., 5.600%, DUE 01/10/1996....................        249,572
 250,000    ASSOCIATES CORPORATION OF AMERICA.,
            5.550%, DUE 02/23/1996..........................        247,880
 250,000    CIESCO L.P.,
            5.500%, DUE 03/08/1996..........................        247,365
 250,000    GENERAL ELECTRIC CAPITAL CORPORATION,
            INC., 5.680%, DUE 02/02/1996....................        248,659
                                                                 ----------

                                                                    993,476
                                                                 ----------


            FOOD (4.85%)
 250,000    HERSHEY FOODS CORPORATION, INC.,
            5.650%, DUE 01/26/1996..........................        248,941
                                                                 ----------


            HOUSEHOLD PRODUCTS (4.76%)
 245,000    PROCTER & GAMBLE COMPANY, INC.,
            5.650%, DUE 01/10/1996..........................        244,577
                                                                 ----------


            INSURANCE (4.75%)
$245,000    AON CORPORATION, INC.,
            5.630%, DUE 01/23/1996..........................     $  244,080
                                                                 ----------


            OIL AND GAS (4.84%)
 250,000    SHELL OIL COMPANY, INC.,
            5.550%, DUE 02/09/1996..........................        248,420
                                                                 ----------


            PUBLISHING (4.56%)
 235,000    DUN & BRADSTREET CORPORATION, INC.,
            5.600%, DUE 01/11/1996..........................        234,562
                                                                 ----------


            SECURITIES (4.83%)
 250,000    SMITH BARNEY, INC.,
            5.650%, DUE 02/09/1996..........................        248,391
                                                                 ----------


            TELECOMMUNICATIONS (9.07%)
 220,000    AT&T CORPORATION, INC.,
            5.660%, DUE 01/19/1996..........................        219,308
 250,000    SOUTHWESTERN BELL CAPITAL CORPORATION,
            INC., 5.470%, DUE 03/22/1996....................        246,847
                                                                 ----------

                                                                    466,155
                                                                 ----------

            UTILITIES-ELECTRIC (4.84%)
 250,000    GEORGIA POWER COMPANY, INC.,
            5.650%, DUE 02/08/1996..........................        248,430
                                                                 ----------


            TOTAL COMMERCIAL PAPER..........................      4,892,919
                                                                 ----------



            SHORT TERM
            U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS
            (4.77% OF TOTAL INVESTMENTS)

 245,000    FEDERAL HOME LOAN MORTGAGE CORP., DISCOUNT NOTE,
            5.560%, DUE 01/03/1996..........................        244,848
                                                                 ----------



            TOTAL SHORT TERM
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS..........        244,848
                                                                 ----------


            TOTAL INVESTMENTS IN SECURITIES.................     $5,137,767
                                                                 ----------

(a)  Using Standard & Poor's industry classifications.
(b)  Value also represents cost for federal income tax purposes.
   The accompanying notes are an integral part of these financial statements.

                              CONSECO SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS

(1) GENERAL
  Conseco Series Trust (the ``Trust'') is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (`the Act''), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust offers shares only to affiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity contracts.
  Effective May 1, 1993, Great American Reserve Variable Annuity Account C (`Account C'') transferred its assets to the Trust in exchange for shares of the Common Stock, Corporate Bond (newly created effective May 1, 1993) and Money Market Portfolios. Since May 1, 1993, the Trust continues to offer shares of each of its portfolios to Account C.
  On July 25, 1994, Great American Reserve Variable Annuity Account E commenced operations and began investing in the shares of the Trust's portfolios.
(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME
  The investments in each portfolio are valued at the end of each New York Stock Exchange business day, with the exception of regional business holidays. Investment transactions are accounted for on the valuation date following the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined on the specific identification basis. The Trust does not hold any investments which are restricted as to resale, except the West Fraser Mill bonds held in the Corporate Bond Portfolio which are eligible for resale under Rule 144A of the Securities Act of 1933.
  The Board of Trustees (the ``Trustees'') determined that it will value the Money Market Portfolio investments at amortized cost, which is conditioned on the Trust's compliance with certain conditions contained in Rule 2a-7 of the Act. The investment adviser to the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).
  In all portfolios of the Trust, except for the Money Market Portfolio, securities traded on a national securities exchange are valued at closing market prices. Listed securities for which no sale was reported on the valuation date are valued at the mean of the closing bid and asked prices. Short-term notes, U.S. government obligations maturing within one year or less from the date purchased and bank certificates of deposit are valued at amortized cost, which approximates fair value.
  Fixed income securities for which representative market quotes are readily available are valued at the mid-day mean between the closing bid and asked prices as quoted by one or more dealers who make a market in such securities.
  Certain amounts from prior year have been reclassified to conform with the 1995 presentation.
FEDERAL INCOME TAXES
  Each portfolio is treated as a separate taxable entity for federal income tax purposes and qualifies as a regulated investment company under the Internal Revenue Code. The Trust intends to continue to distribute all taxable income to shareholders, and therefore, no provision has been made for federal income taxes.
DIVIDENDS TO SHAREHOLDERS
  Dividends are declared and reinvested from the sum of net investment income and net realized short-term capital gains or losses on a daily basis in the Money Market portfolio, on a monthly basis in the Government Securities and Corporate Bond portfolios and on a quarterly basis in the Asset Allocation and Common Stock portfolios. Distributions are declared and reinvested from net realized long-term capital gains on an annual basis.
INCOME EQUALIZATION
  All portfolios, except the Money Market Portfolio, follow the accounting practice known as income equalization by which a portion of the proceeds from sales and costs of redemptions of shares is equivalent, on a per share basis, to the amount of distributable investment income on the date the transaction is credited or charged to undistributed income. As a result, undistributed investment income per share is not materially affected by sales or redemptions of the portfolio shares.

  (3) TRANSACTIONS WITH AFFILIATES
  As investment adviser to the Trust, Conseco Capital Management, Inc. (the `Adviser''), a wholly-owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange, charges an investment advisory fee based on the daily net asset value at an annual rate of 0.55 percent for the Asset Allocation Portfolio,
0.60 percent for the Common Stock Portfolio, 0.50 percent for the Corporate Bond Portfolio and the Government Securities Portfolio, and 0.25 percent for the Money Market Portfolio. Total fees paid to the Adviser for the years ended December 31, 1995 and 1994 were $695,347 and $560,765, respectively. The Adviser has agreed to limit the operating expenses of each portfolio so that the ratio of expenses, including investment advisory fees, to average net assets on an annual basis shall not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio,
0.70 percent for the Corporate Bond Portfolio and the Government Securities Portfolio, and 0.45 percent for the Money Market Portfolio.
(4) INVESTMENT TRANSACTIONS
  The aggregate cost of purchases and proceeds from sales of investments (excluding short term investments) during the year ended December 31, 1995 were $230,244,060 and $218,147,002, respectively. The aggregate cost of purchases and proceeds from sales of U.S. government securities (excluding short term investments) were $15,926,727 and $13,354,470, respectively, during the year ended December 31, 1995.
  Gross unrealized appreciation and depreciation of investments at December 31, 1995 are shown below.

                                       UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
                                                         DECEMBER 31, 1995
                                       ASSET        COMMON       CORPORATE    GOVERNMENT      MONEY
                                     ALLOCATION      STOCK         BOND       SECURITIES      MARKET
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                    -----------   -----------   -----------  -----------   -----------
Gross unrealized appreciation....   $   876,740  $ 14,596,365  $    465,240  $    197,393  $         -
Gross unrealized depreciation....       (80,402)   (1,316,890)    (101,555)             -            -

  Net unrealized appreciation  ..   $   796,338  $ 13,279,475  $    363,685  $    197,393  $         -



(5) NET ASSETS
  Net assets at December 31, 1995 are shown below.

                                                              NET ASSETS
                                                         DECEMBER 31, 1995

                                       ASSET        COMMON       CORPORATE    GOVERNMENT      MONEY
                                     ALLOCATION      STOCK         BOND       SECURITIES      MARKET
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                    -----------   -----------   -----------  -----------   -----------
Proceeds from the sales of shares since
  organization, less cost of shares
  redeemed and net equalization .   $ 8,787,037  $ 96,356,050  $ 15,835,548  $   4,452,425 $ 5,395,877
Undistributed net realized loss
  on sale of investments ........             -             -     (152,865)       (37,211)           -
Net unrealized appreciation
  of investments ................       796,338    13,279,475       363,685       197,393            -

    Total net assets ............   $ 9,583,375  $109,635,525  $ 16,046,368  $  4,612,607  $ 5,395,877

(6) FINANCIAL HIGHLIGHTS

                                                        ASSET ALLOCATION PORTFOLIO
                                        YEAR         YEAR          YEAR          YEAR          YEAR
                                       ENDED         ENDED         ENDED        ENDED         ENDED
                                    DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        1995         1994          1993        1992 (e)      1991 (f)
                                       ------       ------        ------      ----------    ----------
Net asset value per share,
  beginning of year .............   $    11.040  $     11.400  $     11.630  $     11.740  $    11.050

Income from investment operations (a):
  Net investment income .........         0.508         0.463         0.410         0.633        0.210
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation) of investments         2.976        (0.526)        0.218         0.867        2.094
       Total income (loss) from
         investment operations ..         3.484        (0.063)        0.628         1.500        2.304

Distributions (a):
  Dividends from net investment
    income and net realized short-
    term capital gains ..........       (1.827)        (0.266)      (0.570)       (1.463)       (0.532)
  Distribution of net realized
    long-term capital gains .....       (0.307)        (0.031)      (0.288)       (0.147)       (1.082)
       Total distributions ......       (2.134)        (0.297)      (0.858)       (1.610)       (1.614)

Net asset value per share, end of year$  12.390  $     11.040  $     11.400  $     11.630  $    11.740

Total return (b) (d).............        31.49%        (0.55%)       10.38%        10.36%       21.57%
Ratios/supplemental data:
  Net assets, end of year (c) ...   $ 9,583,375  $  6,172,390  $  6,161,924  $  4,308,251  $ 1,373,327
  Ratio of expenses to average
    net assets (d) ..............         0.75%         0.75%         0.75%         1.25%        1.25%
  Ratio of net investment income
    to  average net assets (d) ..         4.11%         4.20%         3.55%         5.46%        1.69%
  Portfolio turnover rate .......       194.16%       223.92%       539.90%       690.17%      128.46%


(a)Per share amounts presented are based on an average of monthly shares outstanding for the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Account C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(D) THESE RATIOS HAVE BEEN FAVORABLY AFFECTED BY A GUARANTEE FROM THE ADVISER THAT THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD NOT EXCEED 0.45 PERCENT FOR THE MONEY MARKET PORTFOLIO, 0.70 PERCENT FOR THE GOVERNMENT SECURITIES PORTFOLIO AND THE CORPORATE BOND PORTFOLIO, 0.80 PERCENT FOR THE COMMON STOCK PORTFOLIO AND 0.75 PERCENT FOR THE ASSET ALLOCATION PORTFOLIO FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND 1.25 PERCENT FOR EACH PORTFOLIO FOR THE YEARS ENDED DECEMBER 31, 1992 AND 1991.

(e) The BNL High Yield and BNL Convertible Portfolios were merged into the Asset Allocation Portfolio (formerly the BNL Multiple Strategies Portfolio) effective March 11, 1992.
(f) Lexington Management Corporation was Subadviser to the Government Securities, Common Stock, and Asset Allocation (formerly BNL Multiple Strategies) Portfolios prior to November 19, 1991.

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                       Common Stock Portfolio
                                        YEAR         YEAR          YEAR          YEAR          YEAR
                                       ENDED         ENDED         ENDED        ENDED         ENDED
                                    DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        1995         1994          1993          1992        1991 (e)
                                    -----------  ------------  ------------  ------------  ------------
Net asset value per share,
  beginning of year .............   $    16.540  $     16.690  $     16.880  $     16.290  $    13.870

Income from investment operations (a):
  Net investment income .........         0.340         0.240         0.232         0.292         0.347
  Net realized gain (loss) and change
    in unrealized appreciation
    (depreciation) on investments         5.675         0.072         0.920         2.787         3.311
       Total income from
         investment operations ..         6.015         0.312         1.152         3.079         3.658

Distributions (a):
  Dividends from net investment
    income and net realized short-
    term capital gains ..........        (2.807)      (0.327)       (1.181)       (1.101)       (0.186)
  Distribution of net realized
    long-term capital gains .....        (0.908)      (0.135)       (0.161)       (1.388)       (1.052)
       Total distributions ......        (3.715)      (0.462)       (1.342)       (2.489)       (1.238)

Net asset value per share, end of year $ 18.840     $ 16.540      $ 16.690      $ 16.880      $ 16.290

Total return (b) (d).............         36.30%        1.92%         8.35%        18.34%        25.77%
Ratios/supplemental data:
  Net assets, end of year (c) ...  $109,635,525 $ 74,759,728  $ 66,799,824  $  8,307,023  $  8,379,781
  Ratio of expenses to average
    net assets (d) ..............         0.80%         0.80%         0.80%         1.25%        1.25%
  Ratio of net investment income
    to average net assets (d) ...         1.80%         1.47%         1.40%         1.73%        2.19%
  Portfolio turnover rate .......       172.55%       213.67%       205.81%       461.05%      100.39%

(a)Per share amounts presented are based on an average of monthly shares outstanding for the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Account C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.45 percent for the Money Market Portfolio, 0.70 percent for the Government Securities Portfolio and the Corporate Bond Portfolio, 0.80 percent for the Common Stock Portfolio and 0.75 percent for the Asset Allocation Portfolio for the years ended December 31, 1995, 1994 and 1993 and 1.25 percent for each portfolio for the years ended December 31, 1992 and 1991.
(e) Lexington Management Corporation was Subadviser to the Government Securities, Common Stock, and Asset Allocation (formerly BNL Multiple Strategies) Portfolios prior to November 19, 1991.

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                     CORPORATE BOND PORTFOLIO (e)
                                                                   YEAR          YEAR      PERIOD FROM
                                                                   ENDED        ENDED     MAY 1, 1993 TO
                                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                   1995          1994          1993
                                                               ------------  ------------  ------------
Net asset value per share, beginning of period...............  $      9.450  $      9.980  $    10.000

Income from investment operations (a):
  Net investment income .....................................         0.680         0.649        0.417
  Net realized gain (loss) and change in unrealized appreciation
    (depreciation) on investments ...........................         0.990       (0.912)        0.173
       Total income (loss) from investment operations .......         1.670       (0.263)        0.590

Distributions (a):
  Dividends from net investment income and net realized short-term
    capital gains ...........................................       (0.970)       (0.267)       (0.610)
       Total distributions ..................................       (0.970)       (0.267)       (0.610)

Net asset value per share, end of period.....................  $     10.150  $      9.450  $     9.980

Total return (b) (d).........................................        18.25%       (2.65%)     8.84%(f)
Ratios/supplemental data:
  Net assets, end of period (c) .............................  $ 16,046,368  $ 12,903,063  $13,577,440
  Ratio of expenses to average net assets (d) ...............         0.70%         0.70%     0.70%(f)
  Ratio of net investment income to average net assets (d) ..         6.78%         6.78%     6.22%(f)
  Portfolio turnover rate ...................................       225.41%       198.48%   406.24%(f)

(A) PER SHARE AMOUNTS PRESENTED ARE BASED ON AN AVERAGE OF MONTHLY SHARES OUTSTANDING FOR THE PERIODS INDICATED.

(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Account C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.45 percent for the Money Market Portfolio, 0.70 percent for the Government Securities Portfolio and the Corporate Bond Portfolio, 0.80 percent for the Common Stock Portfolio and 0.75 percent for the Asset Allocation Portfolio for the years ended December 31, 1995, 1994 and 1993.
(e) The Corporate Bond Portfolio became an available investment option effective May 1, 1993, with an initial offering price of $10.00.
(f) Annualized.

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                      GOVERNMENT SECURITIES PORTFOLIO

                                        YEAR         YEAR          YEAR          YEAR          YEAR
                                       ENDED         ENDED         ENDED        ENDED         ENDED
                                    DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        1995         1994          1993        1992 (e)      1991 (f)
                                    -----------  ------------  ------------  ------------  ------------
Net asset value per share,
  beginning of year .............   $    11.090  $     11.450  $     11.610  $     12.000  $    11.220

Income from investment operations (a):
  Net investment income .........         0.754         0.720         0.738         0.679        0.830
  Net realized gain (loss) and change
    in unrealized appreciation
    (depreciation) on investments         1.119        (1.031)        0.281         0.219        0.856
       Total income (loss) from
         investment operations ..         1.873        (0.311)        1.019         0.898        1.686

Distributions (a):
  Dividends from net investment
    income and net realized short-
    term capital gains ..........        (0.583)       (0.049)      (1.179)       (1.094)       (0.906)
  Distribution of net realized
    long-term capital gains .....             -             -             -       (0.194)            -
       Total distributions ......        (0.583)       (0.049)      (1.179)       (1.288)       (0.906)

Net asset value per share, end of year$  12.380  $     11.090  $     11.450  $     11.610  $    12.000

Total return (b) (d).............        17.35%        (2.79%)        8.91%         6.62%       15.01%
Ratios/supplemental data:
  Net assets, end of year (c) ...   $ 4,612,607  $  4,712,785  $  7,579,366  $ 10,220,193  $ 5,780,442
  Ratio of expenses to average
    net assets (d) ..............         0.70%         0.70%         0.70%         1.25%        1.25%
  Ratio of net investment income
    to average net assets (d) ...         6.27%         6.45%         6.30%         5.77%        7.24%
  Portfolio turnover rate .......       284.31%       421.05%       397.42%       742.09%       55.85%

(a)Per share amounts presented are based on an average of monthly shares outstanding for the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Account C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.45 percent for the Money Market Portfolio, 0.70 percent for the Government Securities Portfolio and the Corporate Bond Portfolio, 0.80 percent for the Common Stock Portfolio and 0.75 percent for the Asset Allocation Portfolio for the years ended December 31, 1995, 1994 and 1993 and 1.25 percent for each portfolio for the years ended December 31, 1992 and 1991.
(e) The BNL Mortgage-Backed Securities Portfolio was merged into the Government Securities Portfolio (formerly the BNL Government Securities Portfolio) effective March 11, 1992.
(f) Lexington Management Corporation was Sub-adviser to the Government Securities, Common Stock, and Asset Allocation (formerly BNL Multiple Strategies) Portfolios prior to November 19, 1991.

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                          MONEY MARKET PORTFOLIO
                                        YEAR         YEAR          YEAR          YEAR          YEAR
                                       ENDED         ENDED         ENDED        ENDED         ENDED
                                    DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        1995         1994          1993          1992          1991
                                    ------------ ------------  ------------  ------------  ------------
Net asset value per share,
  beginning of year .............   $     1.000  $      1.000  $      1.000  $      1.000  $     1.000

Income from investment operations (a):
  Net investment income .........         0.055         0.038         0.029         0.026        0.050
  Net realized gain and change
    in unrealized appreciation
    on investments ..............             -             -             -         0.001            -
       Total income from
         investment operations ..         0.055         0.038         0.029         0.027        0.050

Distributions (a):
  Dividends from net investment
    income and net realized short-
    term capital gains ..........        (0.055)       (0.038)      (0.029)       (0.026)       (0.050)
  Distribution of net realized
    long-term capital gains .....             -             -             -       (0.001)            -
       Total distributions ......        (0.055)       (0.038)      (0.029)       (0.027)       (0.050)

Net asset value per share, end of year$   1.000  $      1.000  $      1.000  $      1.000  $     1.000

Total return (b) (d).............         5.46%         3.78%         2.86%         2.66%        5.06%
Ratios/supplemental data:
  Net assets, end of year (c) ...   $ 5,395,877  $  5,105,367  $  5,229,641  $  3,111,264  $ 5,010,336
  Ratio of expenses to average
    net assets (d) ..............         0.45%         0.45%         0.45%         1.25%        1.25%
  Ratio of net investment income
    to average net assets (d) ...         5.46%         3.78%         2.86%         2.66%        5.06%
  Portfolio turnover rate .......           N/A           N/A           N/A           N/A          N/A

(a)Per share amounts presented are based on an average of monthly shares outstanding for the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Account C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.45 percent for the Money Market Portfolio, 0.70 percent for the Government Securities Portfolio and the Corporate Bond Portfolio, 0.80 percent for the Common Stock Portfolio and 0.75 percent for the Asset Allocation Portfolio for the years ended December 31, 1995, 1994 and 1993 and 1.25 percent for each portfolio for the years ended December 31, 1992 and 1991.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS  CONSECO SERIES TRUST

  We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities, of Conseco Series Trust (comprising respectively, the Asset Allocation, Common Stock, Corporate Bond, Government Securities, and Money Market Portfolios, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the Portfolios named above except for the Corporate Bond Portfolio for which the period is May 1, 1993 (inception) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Conseco Series Trust as of December 31, 1995, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the Portfolios named above except for the Corporate Bond Portfolio for which the period is May 1, 1993 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.


  Coopers & Lybrand L.L.P.
  Indianapolis, Indiana
  February 16, 1996






GREAT AMERICAN RESERVE
VARIABLE ANNUITY - ACCOUNT C
SPONSOR
Great American Reserve Insurance Company -
 Carmel, Indiana.
DISTRIBUTOR
GARCO Equity Sales, Inc. - Carmel, Indiana;
INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. - Indianapolis, Indiana.
CONSECO SERIES TRUST
BOARD OF TRUSTEES
William P. Daves, Jr., Chairman
 Consultant to the insurance and
 health care industries.
 Director, President and Chief Executive Officer,
 FFG Insurance Co., Dallas, Texas.
Harold W. Hartley, Trustee
 Retired. Chartered Financial Analyst.
 Formerly Executive Vice President,
 Tenneco Financial Services Inc.,
 Fort Myers Beach, Florida.
Maxwell E. Bublitz, Trustee and President
 President,
 Conseco Capital Management, Inc.,
 Carmel, Indiana.
Dr. R. Jan LeCroy, Trustee
 President,
 Dallas Citizens Council,
 Dallas, Texas.
Dr. Jesse H. Parrish, Trustee
 Retired. Formerly President,
 Midland College, Midland, Texas.
INVESTMENT ADVISER
Conseco Capital Management, Inc. -
 Carmel, Indiana.
INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. - Indianapolis, Indiana.
CUSTODIAN
Bankers Trust Company - New York, New York.